UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2020

STEADFAST INCOME REIT, INC.

(Steadfast Apartment REIT, Inc., as successor by merger)

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54674	27-035164
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue

Suite 500

Irvine, California 92612

(Address of principal executive offices)

(949) 852-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Completion of Merger with Steadfast Apartment REIT, Inc.

On August 5, 2019, Steadfast Income REIT, Inc. (the “Company”), Steadfast Apartment REIT, Inc. (“STAR”), Steadfast Apartment REIT Operating Partnership, L.P., the operating partnership of STAR (“STAR Operating Partnership”), Steadfast Income REIT Operating Partnership, L.P., the operating partnership of the Company (“SIR Operating Partnership”), and SI Subsidiary, LLC, a wholly-owned subsidiary of STAR (“SIR Merger Sub”), entered into an Agreement and Plan of Merger (the “SIR Merger Agreement”).

As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 3, 2020, the Company’s stockholders approved the SIR Merger (as defined herein) contemplated by the SIR Merger Agreement at the Company’s Special Meeting of Stockholders on March 2, 2020.

On March 6, 2020, pursuant to the SIR Merger Agreement, the Company merged with and into SIR Merger Sub, with SIR Merger Sub surviving as a direct, wholly-owned subsidiary of STAR (the “SIR Merger”). At such time, in accordance with the applicable provisions of the Maryland General Corporation Law and the Maryland Limited Liability Company Act, the separate existence of the Company ceased.

At the effective time of the SIR Merger, each issued and outstanding share of the Company’s common stock (or a fraction thereof), $0.01 par value per share (the “SIR Common Stock”), converted into 0.5934 shares of STAR’s common stock, $0.01 par value per share (the “STAR Common Stock”).

Combined Company

Also on March 6, 2020, STAR and Steadfast Apartment REIT III, Inc. (“STAR III”) completed their merger, pursuant to which STAR III merged with and into a wholly-owned subsidiary of STAR (the “STAR III Merger” and together with the SIR Merger, the “Mergers”). The combined company after the Mergers (the “Combined Company”) retains the name “Steadfast Apartment REIT, Inc.” Each of the Mergers is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

The description of the SIR Merger Agreement and the transactions contained in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the SIR Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

As a result of and at the effective time of the SIR Merger, holders of SIR Common Stock immediately prior to such time ceased having any rights as stockholders of the Company (other than their right to receive 0.5934 shares of STAR Common Stock per share under the SIR Merger Agreement).

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

As a result of and at the effective time of the SIR Merger, a change in control of the Company occurred and the Company merged with and into SIR Merger Sub and the separate corporate existence of the Company ceased.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the SIR Merger and pursuant to the SIR Merger Agreement, as described in Item 2.01 of this Current Report on Form 8-K, the Company ceased to exist and SIR Merger Sub continued as the surviving corporation. All members of the board of directors of the Company ceased to be directors at the effective time of the SIR Merger by operation of the SIR Merger. The departure of the directors was in connection with the SIR Merger and was not due to any disagreement or dispute with the Company on any matter.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2020, in connection with the SIR Merger, the Company’s stockholders approved the Articles of Amendment to the charter of the Company (the “Articles of Amendment”) to remove certain provisions related to roll-up transactions (and the associated definitions) from the Company’s charter. On March 5, 2020, the Company filed the Articles of Amendment with the State Department of Assessments and Taxation of Maryland, and the Articles of Amendment became effective upon filing. A copy of the Articles of Amendment is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

STAR Advisory Agreement

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 6, 2019 (the “August 2019 8-K”), concurrently with the execution of the SIR Merger Agreement, STAR and Steadfast Apartment Advisor, LLC (“STAR Advisor”) entered into the Amended and Restated STAR Advisory Agreement (the “Amended STAR Advisory Agreement”), which was to become effective as of the effective time of the earlier of the SIR Merger or the STAR III Merger. The Amended STAR Advisory agreement included, among other things, incentive and performance fees to be paid to STAR Advisor.

The SIR Merger Agreement provides that if STAR Advisor requests to receive the New Convertible Shares (defined below), STAR Advisor and STAR shall amend the Amended STAR Advisory Agreement to remove the incentive and performance fees that STAR Advisor would have been entitled to under the Amended STAR Advisory Agreement.

Pursuant to the SIR Merger Agreement, on March 5, 2020, prior to the consummation of either of the Mergers, STAR Advisor requested to receive 1,000 shares of Class A non-participating, non-voting convertible stock of STAR, par value $0.01 per share (the “New Convertible Shares”), in exchange for the 1,000 shares of non-participating, non-voting convertible stock of STAR, par value $0.01 per share, (the “STAR Convertible Shares”) that STAR Advisor owned prior to the completion of the Mergers in lieu of the incentive and performance fees provided for in the Amended STAR Advisory Agreement.

Accordingly, on March 5, 2020, STAR and STAR Advisor entered into the Amended and Restated STAR Advisory Agreement (the “A&R Advisory Agreement”), which became effective at the effective time of the Mergers, and the Amended STAR Advisory Agreement described above never took effect. The A&R Advisory Agreement, among other things, removes any incentive fees and performance fees that STAR Advisor would have been entitled to receive under the Amended STAR Advisory Agreement before its election to receive the New Convertible Shares. SIR Operating Partnership will be subject to the A&R Advisory Agreement by virtue of being an operating partnership of the Combined Company.

The description of the A&R Advisory Agreement and the transactions contained in this Item 8.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the A&R Advisory Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 5, 2019, by and among Steadfast Apartment REIT, Inc., Steadfast Apartment REIT Operating Partnership, L.P., SI Subsidiary, LLC, Steadfast Income REIT, Inc. and Steadfast Income REIT Operating Partnership, L.P. (included as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 6, 2019, and incorporated herein by reference).

3.1	Articles of Amendment

10.1	Amended and Restated Advisory Agreement, dated as of March 5, 2020, by and among Steadfast Apartment REIT, Inc. and Steadfast Apartment Advisor, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Dated: March 6, 2020	By:	/s/ Kevin J. Keating
	Name:	Kevin J. Keating
	Title:	Chief Financial Officer and Treasurer